AMENDMENT #2 TO EMPLOYMENT AGREEMENT

      THIS AMENDMENT #2 TO EMPLOYMENT AGREEMENT ("Agreement") is entered into by and between QPQ Corporation ("QPQ"), a Florida corporation and Mitchell Rubinson ("Rubinson"), this 7th day of November, 1996.

                              W I T N E S S E T H :
                              - - - - - - - - - -

      WHEREAS, QPQ and Rubinson have entered into an Employment Agreement dated July 23, 1993 and amended November 1, 1994 governing the relationship between the parties thereto with respect to employment of Rubinson by QPQ;

      WHEREAS, QPQ and Rubinson desire to extend the duration of Rubinson's employment with QPQ and effect an annual 10% increase in salary through the duration of the Agreement;

      NOW, THEREFORE, it is agreed as follows:

      1. SECTION 2 OF EMPLOYMENT AGREEMENT. The term of this Agreement, and the employment of the Executive hereunder, shall be for a period expiring on December 31, 1999.

      2. SECTION 3 (A) OF EMPLOYMENT AGREEMENT. The Executive's minimum salary during the first year of the term of this Agreement shall be $166,375 per annum, payable by check in equal bi-weekly installments or in such other periodic installments as may be in accordance with the regular payroll policies of the Company as from time to time in effect, less such deductions or amounts to be withheld as shall be required by applicable law and regulations, provided that for each subsequent year during the term, the minimum salary shall be increased by ten percent (10%) per annum.

      3. NO FURTHER AMENDMENT. Except as otherwise provided herein and in Amendment #1, the terms and provisions of the Employment Agreement remain unchanged.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Agreement as of the date first above written.

                                    QPQ CORPORATION, a Florida
                                    corporation


                                    By:  /s/ Jim Martin
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                                    Its:  Vice President & CFO
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                                        /s/ Mitchell Rubinson
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                                        Mitchell Rubinson